$300mm Senior Notes due 2020 September 2010 $300mm Senior Notes due 2020 September 2010 Exhibit 99.1

Company information
Company information
2
2
701 Cedar Lake Blvd.
Oklahoma City, Oklahoma 73114
Phone: 405.478.8770
Fax: 405.478.1947
www.chaparralenergy.com
This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, including the impact of the oil spill in the Gulf of Mexico on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business.  In particular, careful consideration should be given to cautionary statements made in the various reports  we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these forward-looking statements.

3 3 Presenters Presenters Joe Evans, Chief Financial Officer & Executive Vice President Mark Fischer, Chief Executive Officer & President

4
4
Sources and uses and pro forma capitalization
Sources and uses and pro forma capitalization
Sources Uses
New senior unsecured notes $300.0 Repay revolver $172.0
Cash to balance sheet 121.0
Estimated fees and expenses 7.0
Total sources $300.0 Total uses $300.0
Capitalization as of June 30, 2010 ($ millions) Existing Pro forma % of cap. xLTM Adj. EBITDA
Cash and cash equivalents $16.0 $137.0 -- --
Senior secured revolving credit facility due 2014 172.0 -- -- --
Other installment notes and capital leases 20.5 20.5 1.5% 0.1x
Total senior secured debt 192.5 20.5 1.5% 0.1x
8.500% senior unsecured notes due 2015 325.0 325.0 24.3% 1.3x
8.875% senior unsecured notes due 2017 323.0 323.0 24.2% 1.2x
New senior unsecured notes due 2020 -- 300.0 22.5% 1.1x
Total debt $840.5 $968.5 72.5% 3.7x
Net debt 824.5 831.5 62.2% 3.2x
Book value of equity 367.3 367.3 27.5% 1.4x
Total book capitalization $1,207.8 $1,335.8 100.0% 5.1x
Debt/Reserves ($/Boe) $5.92 $6.83
Debt/Proved developed reserves ($/Boe) $8.95 $10.31
Net Debt/Reserves ($/Boe) $5.81 $5.85
Net Debt/Proved developed reserves ($/Boe) $8.78 $8.86
Liquidity:
Borrowing base $450.0 $375.0
Plus:  cash 16.0 137.0
Less:  revolver drawn(and LC’s) (173.9) (1.9)
Total liquidity $292.1 $510.1
1
As of 6/30/2010; source: 10-Q
2
Based on LTM 6/30/2010 Adjusted EBITDA of $263.0mm

Key Transformational Events Key Transformational Events 5 5

CCMP’s investment enhances Chaparral’s
position to execute its growth strategy
CCMP’s investment enhances Chaparral’s
position to execute its growth strategy
Key Transformational Event
On April 12, 2010, Chaparral completed a $325 million private equity common stock investment in the company – from CCMP Capital Advisors
The above transaction combined with the proposed offering will result in:
Significant liquidity
Improved financial flexibility & stability
Financial capacity to execute on Chaparral’s operational plan
Executive Summary:  Private Equity
6
6
¹Based on 12/31/2009 SEC Reserves
Credit Statistics
12/31/2009
6/30/2010 Post-CCMP
Investment
Total Leverage (“TL”) ($mm) $1,177.0 $840.5
TL / Proved Reserves ($/BOE)¹ $8.29 $5.92
TL / Proved Developed Reserves ($/BOE)¹ $12.53 $8.95
TL / LTM EBITDAX (x) 5.3x 3.2x
Liquidity ($mm) $76.6 $292.1

CCMP Capital – Leading Equity Sponsor
CCMP Capital – Leading Equity Sponsor
CCMP and its predecessor firm (JP Morgan
Partners) have been leading private equity
sponsors since 1984
CCMP currently manages $7.2 billion in assets
across a broad portfolio of companies in
Energy as well as Media, Consumer / Retail,
Industrial and Healthcare
CCMP’s proprietary operating capabilities
enable management teams to drive
operational efficiency, growth and profitability
CCMP appointed partners Karl Kurz (former
COO of Anadarko Petroleum) and Chris
Behrens to the board
Past Energy Investments:
Latigo Petroleum
Bill Barrett Corporation
Encore Acquisition
Carrizo Oil and Gas
Patina Oil and Gas
CCMP Capital
Karl Kurz
7
7
Karl Kurz is a Managing Director in the
Houston office of CCMP Capital and a
member of the firm’s Investment Committee.
Before joining CCMP in 2009, he was Chief
Operating Officer of Anadarko Petroleum
Corporation, where he oversaw the
Company’s global exploration and production,
marketing, midstream, land, technology and
services.
He was a member of the Company’s Executive
Committee from 2004 to 2009.
Chris Behrens
Chris Behrens is Managing Director in the New
York office of CCMP Capital and a member of
the firm’s Investment Committee.
Since joining CCMP in 1994, Chris has
overseen the firm’s E&P and energy investing.

Governance based on a partnership approach to
development/growth of the Company
Governance based on a partnership approach to
development/growth of the Company
Ownership
Fischer Investments - 25.54%
Altoma energy – 14.98%
Chesapeake Energy – 19.98%
CCMP Advisors – 35.98%
Employees - 3.52%
(includes MAF at 1.08%)
CCMP Approval Rights include:
Incur or refinance indebtedness in excess of
$100 million in any year
Approval of Annual Budget and Capex in excess
of cash flow and material deviations
Mergers and acquisitions over $100 million/year
Material changes to senior management
Issue equity outside of a Demand IPO
Distribute dividends
Enter a new business
Right to require sale of the Company after 6 yrs
8
8
Mark A. Fischer
25.5%
CCMP Capital
Advisors
36.0%
Altoma
Energy G.P.
15.0%
Employee
Ownership
3.5%
CHK Holdings,
L.L.C.
20.0%
Ownership Summary
Chaparral Rights
Operational control over expenditures within
cash flow
Demand IPO after 18 months if value exceeds
1.75x CCMP purchase price
Right to make acquisitions up to $100 million
Blocking right on sale of Company for 6 years

Business Update Business Update 9 9

Chaparral’s strategy is focused on capital efficiency,
operational improvement and production growth
Chaparral’s strategy is focused on capital efficiency,
operational improvement and production growth
Over the past few months, Chaparral has begun executing on its operational objectives:
Prioritized and accelerated conventional drilling program
Increased focus on EOR planning and development strategies and securing additional
CO
2
supply
Increased production growth rate
Executed on tuck-in acquisitions where Chaparral can enhance operations, production and reserves
Management continued to focus on risk management through hedges
Executive Summary: Strategy
10

Chaparral’s assets provide stability, predictability
and growth potential
Chaparral’s assets provide stability, predictability
and growth potential
Chaparral’s proved reserves are oil-weighted
Chaparral’s proved reserves are 63% crude oil and 37% natural gas
Long-lived assets with predictable cash flow profile
Company has an R/P of 18.6 years
Large, focused asset base with attractive play-level economics
90% of Chaparral’s proved reserves are in the Mid-Continent and Permian Basins with
8.8% decline rate from 2010  to 2023
14% of Chaparral’s proved reserves are from low risk Enhanced Oil Recovery (EOR)
Program
Significant near term growth potential from developmental drilling
Executive Summary: Assets Overview
11

*  Based on 12/31/2009 SEC reserves and 2009 production

12

Operating Areas
Operating Areas
As of December 31, 2009 (SEC)
Core Area
Growth Area
Acreage
Field Offices
Headquarters
North Texas
Reserves: 2.4 MMBoe, 2% of total
Production: 0.4 Mboe/d, 2% of total
Acreage (gross / net): 26,254 / 18,360
Permian Basin
Reserves: 16.2 MMBoe, 11% of total
Production: 4.4 Mboe/d, 21% of total
Acreage (gross / net): 90,063 / 66,285
Rocky Mountains
Reserves: 2.2 MMBoe, 1% of total
Production: 0.4 MBoe/d, 2% of total
Acreage (gross / net): 52,088 / 18,532
Company Total
December 2009 proved reserves – 142 MMBoe
2009 average daily production – 21 MBoe/d
Acreage (gross / net): 1,248,929 / 620,557
Gulf Coast
Reserves: 6.8 MMBoe, 5% of total
Production: 1.3 MBoe/d, 6% of total
Acreage (gross / net): 98,902 / 63,367
Mid-Continent
Reserves: 111.6 MMBoe, 79% of total
Production: 13.7 MBoe/d, 66% of total
Acreage (gross / net): 959,256 / 443,907
Ark-La-Tex
Reserves: 2.7 MMBoe, 2% of total
Production: 0.7 MBoe/d, 3% of total
Acreage (gross / net): 22,366 / 10,106
Val Verde
Basin
Sabine
Uplift
Midland
Basin
Delaware
Basin
Ouachita
Uplift
Arkoma
Basin
Fort
Worth
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Woodford
Basin
OKC

Strong Record of Reserve and Production Growth
Strong Record of Reserve and Production Growth
Year-End SEC Reserves (MMBoe)
(1)(2)
141466
51
73
103
151
164
113
0
25
50
75
100
125
150
175
2003 2004 2005 2006 2007 2008 2009
2003 – 2009 CAGR = 19%
Annual Production (MMBoe)
2.6
3.2
4.2
5.4
6.8
7.1
7.6
8.2
0
2
4
6
8
10
12
2003 2004 2005 2006 2007 2008 2009 2010E
2003 – 2009 CAGR = 20%
142
Note: 1)Reserves as of December 31, 2008 are based on flat SEC pricing of $44.60/Bbl and $5.62.Mcf
2)Reserves as of December 31, 2009 are based on flat SEC pricing of $61.18/Bbl and $3.87/Mcf
Chaparral’s reserve replacement ratio has averaged 514% per year since 2002
13

PV-10 Value ($Billions)
Reserve Price Sensitivity
Reserve Price Sensitivity
Note: 1) New SEC pricing method - $61.18 oil and $3.87 gas
2) Old SEC pricing method - $79.36 oil and $5.79 gas
3) 01/14/2010 Nymex Strip – Avg
14
14
December 31, 2009 Reserves (MMBoe)
0
50
100
150
200
New SEC
Pricing Method
Old SEC
Pricing Method
Flat Pricing
$60 and $6
01/14/2010
Nymex Strip
PD PUD
142
158
153
161
$0.0
$1.0
$2.0
$3.0
New SEC
Pricing Method
Old SEC
Pricing Method
Flat Pricing
$60 and $6
01/14/2010
Nymex Strip
PD PUD
$1.3
$2.2
$1.6
$2.7

Stable Base and Growth Potential
Stable Base and Growth Potential
Stable Producing Base
Long-lived reserve base
•
8.8% projected annual
decline in PDP production
from 2010 to 2023
(1)
63% oil concentration (SEC
pricing)
66% proved developed
reserves
86% of proved reserves
operated
76% of PDP production
hedged over the next 16
months to stabilize cash flow
Highly diversified production
across fields (8,174 wells)
Note: 1) Percent decline is average annual decline rate of PDP production from third-party reserve reports
Low-Risk Long-Term
Upside
Significant Near-Term
Growth
213 MMbo potentially
recoverable through EOR
properties
Reserve growth through CO
2
infrastructure
Woodford Shale
developments
3,485 identified additional
potential drilling locations
16-year inventory of drilling
locations at 2010 drilling rate
of 299 wells (150 operated
wells and 149 outside
operated wells)
299 wells planned for 2010
with expected net exit rate
production of 6.9 MBoepd
Low-risk infill or step-out wells
(99% success rate in 2007-
2009)
1,333 identified proved
undeveloped drilling locations
•
Primarily focused on the
Mid-Continent region with
1,061 locations
Undeveloped acreage: 84,396
net acres
15

16

Capital Budget
Capital Budget
Component 2006 2007 2008 2009
2010
Forecast 2010  - %
Drilling  134  121  176  83  171 55%
Enhancements  31  44  55  35  27 9%
Acquisitions (2)  489  50  46  18  46 15%
Tertiary
Recovery
13  15  25  15  66 21%
Total 667  230  302  151  310 100%
Note: (1)  Includes allocation of capitalized general and administrative costs
(2)  2006 Includes major acquisition of Calumet Oil Company
2010E Oil and Gas Capital Expenditures
2010E Drilling CAPEX by Major Plays ($MM)
Conventional Drilling EOR Drilling
Oil & Gas Capital Expenditures ($MM)
(1)
Drilling
EOR
Enhancements
Acquisitions
Mid-Continent
Other
Gulf Coast
Permian
Basin
63%
12% 15%
18%
7%
9%
55%
21%

Cleveland Sand Play
Cleveland Sand Play
Ellis County Area
Horizontal drilling
Tight sand play
Depth: 7,900 – 9,700 feet
Scheduled to drill 16 wells in
2010
8 operated, avg WI 98%
8 non-op, avg WI 5%
Aledo-Bray Area
Gilson 2H-24, Chap Op with 100% WI
1.8 MMcf/d, 240 BOPD
State A 6H-36, Chap Op with 100% WI
2.8 MMcf/d, 250 BOPD
Bray #3-4H  Chap Op 98%
IP 3.2 MMcf/d, 320 BOPD
Play Statistics
Gross reserves / well (MMboe): 0.2 – 0.4
Gross CapEx / well ($MM): $3.5 - $5.4
Chaparral net acres: 9,000
Avg working interest: 66%
Potential drill locations: 89
ROR 39%
ROI 2.8
Robertson #3-34H  Chap Op 100% WI
Recently completed
Bray #4-4H Chap Op 98% WI
Milton #3H-26 Recently Completed
Recently Drilled Wells
Proposed Wells
Sections w/Chap Interests
Robertson #4-34H  Chap Op 100% WI
Recently completed
17

18
18
(2)
Granite Wash Play
Granite Wash Play
Stiles Ranch Area
Colony Wash Area
Play Statistics
Gross reserves / well (MMboe): 0.7 – 1.3
Gross CapEx / well ($MM): $6.4
Chaparral net acres: 12,634
Horizontal Drilling Depth 12,500’-14,500’
Potential drill locations: 46
Scheduled to drill 10 wells in 2010
ROR 41.9%
ROI 2.5
18

North Burbank Unit
South Burbank Unit
FEET
0 12,441
PETRA 1/18/2010 4:24:50 PM
Osage And Creek Counties, OK
Osage And Creek Counties, OK
Osage County, OK
West Fairfax Chat
Play Statistics
Gross reserves / well (MMBoe): 0.1
Gross CapEx / well ($MM): $.4
Chaparral net acres: 66,380
Avg working interest: 99.5%
Potential drill locations: 293
ROR 70%
ROI 3.2
Held by production
Leasehold
FEET
0 2,643
PETRA 1/18/2010 4:37:45 PM
SBU Area Burbank & Chat
FEET
0 1,471
19
19
Formations:  Burbank, Miss. Chat
Producing Depth:  3,000 feet
1 company rig currently running
Scheduled to drill 55 operated wells in
2010

Tunstill Field Play
Tunstill Field Play
Play Statistics
Gross reserves / well (MMBoe): 0.1
Gross CapEx / well ($MM): $0.9
Chaparral net acres: 20,440
Avg working interest: 100%
Potential drill locations: 253
ROR 41.3%
ROI 2.5
20
20
Delaware Basin
Multi-pay environment
Depth:  3200-5400 feet
Scheduled to drill 15 operated wells
in 2010
Loving Co.
Reeves Co.
Recently Drilled Locations
Farm-In Acreage: 10,920 acres
Existing Acreage: 9.400 acres
BELL CANYON SAND
CHERRY CANYON SAND

Haley Play Area
Haley Play Area
Bowdle 47-2, Chap Op & 98% WI
TD: 3Q08, IP 18.8 MMcfe/d
Haley 36-4, Chap Op, 91% WI, IP Aug ’06
IP:  8.1 MMcfe/d
Bowdle 47-4, Chap Op & 98% WI
TD: 1Q10, IP 18.0 MMcfe/d
Deep Drilling Locations
Drilling or Recent Completions
Chaparral Acreage
Atoka and Morrow Play
(17,500’ depth)
Expensive wells
High production rates
Large reserve potential
Haley 36-5, Chap op, 78% WI,
Next proposed location
Play Statistics
Atoka
Morrow
Gross reserves / well (MMBoe): 1.5
Gross CapEx / well ($MM): $10.5
Chaparral net acres: 2,605
Avg working interest: 78%
2010 Scheduled drill locations: (Operated) 1
ROR 22%
ROI 3.3
21

Bone Spring Play
Bone Spring Play

22
Play Economics
(1)
200 – 400 MBoe gross per well
Reservoir depths of 6,000’ to 13,500’
Completed well costs: $3 – $5 million
Recent Industry Bone Springs Gross IPs
So. Calif. 29 Fed 15H: 1,100 Boe/d
Parkway St 17 Com 2H: 970 Boe/d
Blacktip Johnson 1-39H: 872 Boe/d
Parkway St 14 Com 3H: 760 Boe/d
W. Shugart 31 3H:                   560 Boe/d
Note: 1) Play economics sourced from Concho August 2010 presentation
Chaparral Acreage
Industry Completed Horizontal Wells
Industry Completed Vertical Wells

Anadarko Basin - Woodford Shale
Anadarko Basin - Woodford Shale
Chaparral Operated Wells
Chaparral Non-Operated Wells
Industry Recently Permitted or Currently Drilling Locations
Industry Completed Woodford Horizontal Wells
Ellis
Blaine
Dewey
Kingfisher
Grady
Caddo
Washita
Beckham
Roger Mills
Custer
Canadian
Chaparral’s Acreage
21,183 (+/-) net acres held by
production (HBP), 1,087 non-producing acres
Potential drilling locations  682  (160 net)
Play Economics
(1)
6.5 – 8.5 Bcfe gross per well with
4,000 foot lateral
Completed well costs: $7 – $9 million
Recent Industry Woodford Gross Ips
Kurtz 1-14H: 8.4 MMcfe/d
Guinn 1 – 10H: 7.1 MMcfe/d
Nuckols 1-31H: 6.4 MMcfe/d
Young 2-22H: 6.8 MMcfe/d
Drilling Activity
Expect to drill 1 operated well in 2010
Expect to drill 6 non-operated wells in 2010
23

Note:  1) Play economics sourced from Cimarex June 2010 presentation

Enhanced Oil Recovery Opportunities
Enhanced Oil Recovery Opportunities
Chaparral utilizes CO
2
and polymer EOR techniques
CO
2
EOR involves injection of CO
2
and water to enhance hydrocarbon
mobility to drive hydrocarbons to wells
Polymer EOR improves areal sweep efficiency and minimizes channeling
The Oil is There
- U.S. Oil -
24

CO
2
EOR Focused Areas
CO
2
EOR Focused Areas
CO
2
project inventory
82 units with 1P, 2P & 3P EOR reserves
9 units with proved reserves
10 units with CO
2
injection
CO
2
Infrastructure
380 miles of existing line
49 MMcfe/d of CO2 supply
Includes connecting 12 - 15 MMcf/d
of CO2 from Arkalon
CO
2
Tertiary Recovery Projects
Panhandle Area
Permian Basin
Central
Oklahoma
Area
Burbank
Area
25

26

Currently Owned CO
2
Development Potential and
Infrastructure
Currently Owned CO
2
Development Potential and
Infrastructure
Total OOIP 4,195 MMBO
Primary Production 714 MMBO
Secondary Recovery 638 MMBO
Tertiary Potential   403 MMBO
Net Tertiary Potential 215 MMBO
Existing CELLC CO
2
Pipelines
Existing Third Party CO
2
Pipelines
Proposed CELLC CO
2
Pipelines
Owned Active CO
2
fields
Owned Potential CO
2
fields
CO
2
Source Locations

Panhandle Area
Panhandle Area

27
Total OOIP 709.4 MMBO
Primary Production 73.8 MMBO
Secondary Recovery 116.5 MMBO
Tertiary Potential   73.7 MMBO
Net Tertiary Potential 42.6 MMBO
Existing CELLC CO Pipelines
Proposed CELLC CO Pipelines
CO Pipelines of Others
Panhandle Area
Net Potential: 43 MMBoe, 20% of
total
Number of Projects in Area = 24
Core Projects:
Camrick Area  – 7.0 MMBO (Active)
Farnsworth  – 10.4 MMBO
Booker Area – 2.0 MMBO (Active)
RHF Unit – 4.0 MMBO
2
2
2

Camrick Area CO
2
Tertiary Recovery
Camrick Area CO
2
Tertiary Recovery
Consists of three unitized fields
Operated with an average working interest of
54%
CO
2
injection has improved gross production in
Camrick Area from 175 Bbls/day to 1,950
Bbls/day
Expansion of CO
2
injection operations from 15
MMcfpd to 25 MMcfpd has been completed
NW Camrick, Camrick and Perryton Units:  8/8 Basis
Reservoir
Morrow
Net Acreage 15,200
OOIP (MMBO) 125.6
Primary oil recovery (MMBO) 16.6
Secondary oil recovery (MMBO) 13.9
Estimated tertiary CO
2
recovery (MMBO) 14.4
Beaver & Texas Counties, OK
Lipscomb County, TX
Camrick Area, OK
Projected and Actual Response
28

Burbank Area Potential CO
2
Projects
Burbank Area Potential CO
2
Projects
Total OOIP 1,205 MMBO
Primary Production 257 MMBO
Secondary Recovery 199 MMBO
Tertiary Potential   119 MMBO
Net Tertiary Potential 98 MMBO
Burbank Area
Net Potential: 98 MMBoe, 46% of total
Number of Projects in Area= 17
Core Projects:
North Burbank Unit – 71.6 MMBO
South Burbank Unit - 9.5 MMBO
29

WI – 99.25% (operated property)
Size – 23,080 acres; Depth  - 3,000’
Cum. Rec. – 317 MMBO (primary & secondary recovery)
Producing zone - Burbank reservoir – 2 zones
Wells - 275 producing, 205 injection, 472 TA.
Upside Potential
Polymer EOR
Phillips instituted polymer EOR Program from 1980-1986 as
pilot area
1,440 acres
Production increased from 500 BOPD to 1,200 BOPD
Shut down in 1986 due to low oil price
Phillips estimated an incremental oil recovery for the
polymer block A, 1,440 acre polymer pilot flood to be 2.36
MMBO
Calumet reinstituted polymer flood on 320 acres; $6MM
cost, 15 well pattern
Return 369 wells to production
History shows 8 – 15 BOPD per well
C02
Enhanced Oil recovery
North Burbank Unit
North Burbank Polymer 57 Project
30
30
Phillips’ Polymer Project
Chaparral
Polymer Pilot

Central Oklahoma Area
Central Oklahoma Area

31
Total OOIP 1,861 MMBO
Primary Production 314 MMBO
Secondary Recovery 252 MMBO
Tertiary Potential   172 MMBO
Net Tertiary Potential 60 MMBO
Existing CELLC CO Pipelines
Central Oklahoma Area
Net Potential: 60 MMBoe, 28% of total
Number of Projects in Area = 33
Core Projects:
Dover - 4.5 MMBO
NW Tecumseh- 2.7 MMBO
EVWB Sims Sand Unit-
.9 MMBO  (Active)
NW Velma Hoxbar Unit- .8 MMBO
(Active)
2

Permian Basin Area
Permian Basin Area

32
Total OOIP 419.9 MMBO
Primary Production 69.3 MMBO
Secondary Recovery 70.3 MMBO
Tertiary Potential   38.7 MMBO
Net Tertiary Potential 13.6 MMBO
CO Pipelines of Others
Permian Basin
Net Potential: 14 MMBoe, 6% of total
Number of Projects in Area = 14
Core Projects:
West Goldsmith Unit – 3.4 MMBO
West Dollarhide Queens Unit – 2.6 MMBO
Vinnie Linker – .4 MMBO
2

Financial Performance and Credit Statistics Financial Performance and Credit Statistics 33 33

$450 Million Senior Secured Credit Facility
$450 Million Senior Secured Credit Facility

34
Facility:  $450 million Senior Secured Revolving Credit Facility ($375 million borrowing base - Pro forma for Bond Transaction)
Subject to semi-annual borrowing base redetermination
$100 million accordion feature
Maturity:
4 Year term, maturing April 2014
Covenants:
Current Ratio:  1.0 to 1.0
Debt/EBITDA
:
4.5 to 1.0 for annualized periods commencing on April 1, 2010 and ending on June 30, 2010, September 30, 2010 and December 31, 2010
4.25 to 1.0 for rolling periods ending March 31, 2011, June 30, 2011 and
September 30, 2011; and
4.0 to 1.0 for period ending December 31, 2011 and each rolling period thereafter

35

Financial Summary
Financial Summary
2009
TTM
06/30/2010
Proforma
2010E
Price
Oil – Wellhead ($/Bbl) 57.37 71.57 73.33
Gas – Wellhead ($/Mcf) 3.51 4.25 4.31
NGL – Wellhead ($/Bbl) 35.38 46.04 51.11
Production (MMBoe) 7.6 7.7 8.2
Oil (MMBbls) 3.5 3.5 3.8
Gas (Bcf) 22.6 22.7 24.1
NGL (MMBbls) .4 .4 .4
Revenue Including Cash Settled Derivatives ($MM) 348.0 409.4 451.2
Lease Operating Expenses 94.2 94.7 110.9
Production and Ad Valorem Taxes 20.3 24.7 28.4
General and Administrative Expenses
(excludes noncash deferred comp)
22.6 25.8 29.4
Operating Expenses 137.1 145.2 168.7
Interest (Expense) (90.1) (87.2) (82.9)
Other Income / (Expense) 12.7 (1.2) 1.5
EBITDA 224 263 284
Discretionary Cash Flow 134 176 201
Total Capex
(2)
151 210 310
(1)
Note:  1)  2010E includes additional interest from potential $300 million bond issuance
2) Includes oil & gas CAPEX and Capitalized G&A.  Excludes Property & Equipment

Debt and Liquidity
Debt and Liquidity
Net Debt / EBITDA
Liquidity
36
36
325 325
172
300
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
7.9x
5.6x
4.4x
4.9x
3.2x 5.3x
2.3x
2.0x 2.0x
0.0x
2006 2007 2008 2009 06/30/2010
Proforma
Total net debt to EBITDA Net secured debt to EBITDA
120.9m
88.0m
55.4m
76.6m
292.1m
510.1m
2006 2007 2008 2009 06/30/2010 06/30/2010
Proforma
Current Maturity Profile ($mm)
(1)
(1) Represents outstanding revolver balance at 06/30/2010.  Will be paid off with new $300 million bond issuance.

Overview of recent cost improvements
Overview of recent cost improvements
Historical LOE Cost ($/Boe) Historical Proved Developed F&D Cost
37
37
$13.28
$15.42
$17.05
$12.33
$13.40-
13.75
2006 2007 2008 2009 2010
Guidance
Prioritizing capital and operational efficiency will remain a key focus
FY’08 to first half of 2010 LOE improved 22.6% to $13.19/Boe
FY’08 to FY’09 Proved Developed F&D cost improved 31% to $15.90/Boe

Hedge Portfolio
Hedge Portfolio
Note: 1) Dollars represent average strike price of hedges (includes all derivative instruments)
Gas Basis Hedges
Price
% Gas
PDP
July-Dec 2010 $0.72 77%
Jan-Dec 2011 $0.67 82%
Jan-Dec 2012 $0.30 46%
$7.34 $68.40
$10.00
$11.53
In 2008 and 2009 - various derivative
contracts monetized resulting in net
cash proceeds of $144 million
2Q 2010 – In connection with
execution of new credit facility,
monetized hedges held with banks
exiting credit facility; net cash
payments $545 thousand
June 2010 – monetized 2012 oil
hedges; net cash proceeds $7.6
million
% of Proved Developed Producing Hedged
(As of June 30, 2010)
$90.46
38

$7.37
$7.54
$8.43
$8.71
$8.78
$8.86
$13.34
$13.41
$13.49
$16.92
4.5X
3.8X
3.6X
3.3X
3.2X 3.2X
2.6X
2.0X
1.5X
0.9X
Benchmarking Chaparral’s credit ratios
Benchmarking Chaparral’s credit ratios
39
39
Net Leverage / LTM Adj. EBITDA
Net Leverage / Proved Developed Reserves
($/Boe)
Note: Balance sheet and income statement as of 6/30/10, reserves as of 12/31/09; pro forma for announced M&A and capital market transactions (SD LTM Adj. EBITDA as of 3/31/10 PF for acquisition of ARD)
¹ DNR LTM Adj. EBITDA estimated based on EAC and DNR filings and company presentations
² Chaparral rating “Corporate Family Rating”
³ Credit rating for bond issuance
Corporate rating:
Corporate rating:
SD
B2/B+
DNR
Ba3/BB
SFY
B2/B+
BRY
B1/BB-
VQ
B3/B
SGY
B3/B
Antero³
Caa1/B
Chaparral²
B3/B
CWEI
B3/B
SD
B2/B+
DNR
Ba3/BB
SFY
B2/B+
BRY
B1/BB-
VQ
B3/B
SGY
B3/B
Antero³
Caa1/B
Chaparral²
B3/B
CWEI
B3/B

Key Investment Considerations
Key Investment Considerations
Low-risk, high quality reserves with long-lived production profile
141.9 Mmboe proved reserves as of 12/31/2009¹
63% crude oil; 66% proved developed
18.6 R/P ratio
Asset concentration (90% of proved reserves) in the Mid-Continent and Permian Basin
Significant upside potential and growth opportunities
Over 1,300 proved undeveloped drilling locations
EOR activities ramping up with current anthropogenic CO
2
injection rate of approximately 60 Mmcf/d;
existing ownership interests in 380 miles of CO
2
pipelines
2010 oil and gas capital budget of $310mm, primarily focused on the Mid-Continent
Strong financial position and liquidity profile
Common equity investment of $325mm by CCMP to reduce leverage
Over $500mm of liquidity adjusted for the proposed transaction
Active hedging program with over 70% of 2011E PD production hedged above $7.00 gas / $70.00 oil
40
40
¹Based on 12/31/2009 SEC methodology